UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): December 6, 2020

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

 (Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.50% Senior Notes due 2021	RCP	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 7.01. Regulation FD Disclosure.

On December 6, 2020, Ready Capital Corporation (“Ready Capital”), a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans, announced it entered into an Agreement and Plan of Merger, dated December 6, 2020 (the “Merger Agreement”), with Anworth Mortgage Asset Corporation, a Maryland corporation (“Anworth”). Pursuant to the Merger Agreement, Ready Capital will acquire Anworth through Anworth’s merger with and into a wholly owned subsidiary of Ready Capital (the “Merger”), subject to the terms and conditions set forth in the Merger Agreement. Anworth is a New York Stock Exchange traded specialty finance REIT that focuses primarily on the investment in residential mortgage-backed securities.

On December 7, 2020, Ready Capital and Anworth issued a joint press release announcing the execution of the Merger Agreement. On the same day, Ready Capital made available an investor presentation in connection with the proposed Merger. A copy of the joint press release is furnished as Exhibit 99.1 and a copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The information in Item 7.01 above is incorporated herein by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated December 7, 2020.

99.2	Investor Presentation dated December 7, 2020.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, Ready Capital will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a prospectus of Ready Capital and a joint proxy statement of Ready Capital and Anworth. Ready Capital and Anworth also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of Ready Capital and Anworth for their consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of Ready Capital and Anworth,and will contain important information regarding the proposed Merger and related matters. This Current Report on Form 8-K is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Ready Capital or Anworth may file with the SEC or send to their stockholders in connection with the Merger. STOCKHOLDERS OF READY CAPITAL AND ANWORTH ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, ANWORTH, THE PROPOSED MERGER, AND RELATED MATTERS. Stockholders of Ready Capital and Anworth may obtain free copies of the registration statement, the joint proxy statement/prospectus, and all other documents filed or that will be filed with the SEC by Ready Capital or Anworth (when they become available) at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Ready Capital will be made available free of charge on Ready Capital’s website at http://www.readycapital.com, or by directing a request to its Investor Relations at (212) 257-4666; email: InvestorRelations@readycapital.com. Copies of documents filed with the SEC by Anworth are will be made available free of charge on Anworth’s website at http://www.anworth.com, or by directing a request to its Investor Relations, Attention: John T. Hillman at (310) 255-4438; email: jhillman@anworth.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

Ready Capital, Anworth, and their respective directors and executive officers, and certain other affiliates of Ready Capital or Anworth may be deemed to be “participants” in the solicitation of proxies from the stockholders of Ready Capital and Anworth in connection with the proposed Merger. Information regarding Ready Capital and its directors and executive officers and their ownership of common stock of Ready Capital can be found in Ready Capital’s annual report on Form 10-K for the fiscal year ended December 31, 2019 and in its definitive proxy statement relating to its 2020 annual meeting of stockholders filed with the SEC on May 14, 2020. Information regarding Anworth and its directors and executive officers and their ownership of common stock of Anworth can be found in Anworth’s annual report on Form 10-K for the fiscal year ended December 31, 2019 and in its definitive proxy statement relating to its 2020 annual meeting of stockholders filed with the SEC on March 16, 2020. Additional information regarding the interests of such participants in the Merger will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. Free copies of these documents may be obtained from the sources described above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of Ready Capital and Anworth and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Neither Ready Capital nor Anworth can give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain plans, expectations, goals, projections and statements about the proposed Merger, including its financial and operational impact, the benefits of the Merger, the expected timing of completion of the Merger, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Ready Capital may not approve the issuance of Ready Capital common stock in connection with the Merger; the possibility that stockholders of Anworth may not approve the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of Ready Capital or Anworth; the risk that the Merger and its announcement could have an adverse effect on the operating results and businesses of Ready Capital and Anworth generally; the outcome of any legal proceedings relating to the Merger; the ability to successfully integrate the businesses following the Merger; the ability to retain key personnel; the impact of the COVID-19 pandemic on the business and operations, financial condition, results of operations, and liquidity and capital resources of Ready Capital and Anworth; conditions in the market for mortgage-related investments; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; market conditions; general economic conditions; and legislative and regulatory changes that could adversely affect the business of Ready Capital or Anworth. All such factors are difficult to predict, including those risks set forth in Ready Capital’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Ready Capital’s website at http://www.readycapital.com and on the SEC’s website at http://www.sec.gov, and those risks set forth in Anworth’ annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at http://www.anworth.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Ready Capital nor Anworth undertakes any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: December 7, 2020	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer